UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): January 27, 2005

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                  65-0039856
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                  The Forum, Suite 1000
1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida           33401
         (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Page 1 of 9
                             Exhibit Index on Page 4
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Item 8.01         Other Events

                  The news release of the Registrant dated January 27, 2005, announcing its fourth quarter and year 2004 results is attached hereto and filed herewith as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

  (a) - (b)       Not applicable.


  (c)             Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated January 27, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       (Registrant)


                                       By: /s/ MARK S. ZEIDMAN
                                           -------------------------------------
                                           Mark S. Zeidman
                                           Senior Vice President and Chief
                                              Financial Officer



Date:    January 31, 2005

INDEX TO EXHIBIT



     Exhibit No.     Description                                            Page
     -----------     -----------                                            ----

         99.1        News release of Ocwen Financial Corporation, dated      5
                     January 27, 2005, announcing its fourth quarter and year 2004 results and certain other information.